SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 7, 2003

INTERNATIONAL BANCSHARES CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Commission File Number 0-9439

Texas	74-2157138
(State or other Jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

1200 San Bernardo, Laredo, Texas	78040-1359
(Address of principal executive offices)	(ZIP Code)

(Registrant’s telephone number, including area code)  (956) 722-7611

None

(Former name or former address, if changed since last report)

EXPLANATORY NOTE

This Form 8-K/A is being filed to amend in its entirety the Form 8-K filed by the Registrant on May 7, 2003.

Item 7.           Financial Statements and Exhibits

c.                                       Exhibits

The following exhibit is filed as part of this report:

(99)                          News release of International Bancshares Corporation dated May 7, 2003

Items 9 and 12. Regulation FD Disclosure and Disclosure of Results of Operations and Financial Condition

In accordance with General Instruction B.2. of Form 8-K, all of the information furnished in Items 9 and 12 of this report and the accompanying exhibits shall not be deemed to be “filed” for the purposes of Section  18 of the Securities and Exchange Act of 1934, as amended, is not subject to the liabilities of that section and shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended.

On May 7, 2003, International Bancshares Corporation issued a news release announcing first quarter 2003 earnings.  The news release, attached hereto and filed herewith as Exhibit 99, is incorporated herein by reference.  The information in this paragraph and Exhibit 99 is furnished under Item 9 both for purposes of Regulation FD and in place of Item 12 of Form 8-K in accordance with interim guidance provided by the Securities and Exchange Commission in Release No. 33-8216.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNATIONAL BANCSHARES CORPORATION (Registrant)

	By:	/s/ DENNIS E. NIXON
DENNIS E. NIXON, President, and Chief Executive Officer

Date: May 7, 2003

EXHIBIT INDEX

Exhibit Number	Description

99	News Release of International Bancshares Corporation dated May 7, 2003